Exhibit 10.32
Commitment Amount Increase Request
Dated: February 20, 2026
To:    Truist Bank, as Administrative Agent for the Lenders and L/C Issuer party to the Amended and Restated Credit Agreement dated as of September 19, 2025, among Postal Realty LP, as Borrower, the Guarantors referred to therein, the Lenders and L/C Issuer party thereto from time to time, and the Administrative Agent (as may be extended, renewed, amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”)
Ladies and Gentlemen:
The undersigned, Postal Realty LP, a Delaware limited partnership (the “Borrower”), hereby refers to the Credit Agreement and requests that the Administrative Agent consent to an increase in the aggregate Commitments (the “Commitment Amount Increase”), in accordance with Section 2.15 of the Credit Agreement, to be effected by (i) an increase in the Revolving Credit Commitment of Truist Bank, M&T Bank, JPMorgan Chase Bank, N.A. and Mizuho Bank Ltd. (collectively, the “Increasing Lenders”) and (iii) the addition of The Bank of Nova Scotia (the “New Lender”) as a Lender under the terms of the Credit Agreement. Capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.
After giving effect to such Commitment Amount Increase, the Commitments of the Lenders shall be as set forth on Schedule 2.2. hereto. After giving effect to such Commitment Amount Increase, Schedule 2.2 to the Credit Agreement shall be replaced with Schedule 2.2 hereto. On the date hereof after giving effect to such Commitment Amount Increase, a Borrowing of Delayed Draw Term Loans in the amount of $15,000,000 comprised of SOFR Loans with an Interest Period of one (1) month (the “Increase Borrowing”) will be advanced; provided that the Increase Borrowing shall be repriced on March 11, 2026.
After giving effect to such Commitment Amount Increase, The Bank of Nova Scotia is hereby added to the cover page of the Credit Agreement as a Joint Lead Arranger and Joint Bookrunner.
    1.    The New Lender hereby confirms that it has received a copy of the Loan Documents and the exhibits related thereto, together with copies of the documents which were required to be delivered under the Credit Agreement as a condition to the making of the Loans and other extensions of credit thereunder. The New Lender acknowledges and agrees that it has made and will continue to make, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, its own credit analysis and decisions relating to the Credit Agreement. The New

Exhibit 10.32
Lender further acknowledges and agrees that the Administrative Agent has not made any representations or warranties about the credit worthiness of the Borrower or any other party to the Credit Agreement or any other Loan Document or with respect to the legality, validity, sufficiency or enforceability of the Credit Agreement or any other Loan Document or the value of any security therefor.
    2.    Except as otherwise provided in the Credit Agreement, effective as of the date of acceptance hereof by the Administrative Agent, the New Lender (i) shall be deemed automatically to have become a party to the Credit Agreement and have all the rights and obligations of a “Lender” under the Credit Agreement as if it were an original signatory thereto and (ii) agrees to be bound by the terms and conditions set forth in the Credit Agreement as if it were an original signatory thereto.
    3.    The New Lender shall deliver to the Administrative Agent an Administrative Questionnaire.
    4.    The New Lender has delivered, if appropriate, to the Borrower and the Administrative Agent (or is delivering to the Borrower and the Administrative Agent concurrently herewith) the tax forms referred to in Section 4.1 of the Credit Agreement.
This Agreement shall be deemed to be a contractual obligation under, and shall be governed by and construed in accordance with, the internal laws of the state of New York (including Section 5-1401 and Section 5-1402 of the General Obligations law of the State of New York).
The Commitment Amount Increase shall be effective when the executed consent of the Administrative Agent is received or otherwise in accordance with Section 2.15 of the Credit Agreement, but not in any case prior to February 20, 2026. It shall be a condition to the effectiveness of the Commitment Amount Increase that all expenses referred to in Section 2.15 of the Credit Agreement shall have been paid.
The Borrower hereby certifies that no Default or Event of Default has occurred and is continuing.
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Exhibit 10.32
Please indicate your consent to such Commitment Amount Increase by signing the enclosed copy of this letter in the space provided below.
    Very truly yours,
Postal Realty LP

By:    Postal Realty Trust, Inc.
Its:    General Partner
    By: /s/ Jeremy Garber
    Name: Jeremy Garber
    Title: President, Secretary and Treasurer

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Exhibit 10.32
New Lender:
The Bank of Nova Scotia, as a Lender
    By: /s/ David Dewar
    Name: David Dewar
    Title: Director

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Exhibit 10.32
Increasing Lenders:
Truist Bank, as a Lender
    By: /s/ Alexander Rownd
    Name: Alexander Rownd
    Title: Director

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Exhibit 10.32
M&T Bank, as a Lender
    By: /s/ Cameron Daboll
    Name: Cameron Daboll
    Title: SVP / Director

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Exhibit 10.32
JPMorgan Chase Bank, N.A., as a Lender
    By: /s/ Cody A. Canafax
    Name: Cody A. Canafax
    Title: Executive Director

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Exhibit 10.32
Mizuho Bank Ltd., as a Lender
    By: /s/ Donna DeMagistris
    Name: Donna DeMagistris
    Title: Managing Director

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Exhibit 10.32
The undersigned hereby consents on this 20th day of February, 2026, to the above-requested Commitment Amount Increase

Truist Bank, as Administrative Agent,
L/C Issuer, and Swingline Lender

By: /s/ Alexander Rownd
Name: Alexander Rownd
Title: Director
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